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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 11, 2002
                                                        ------------------------

                        CABOT INDUSTRIAL PROPERTIES, L.P.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

             1-14979                                   04-3397874
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    (Commission File Number)               (IRS Employer Identification No.)

875 North Michigan Avenue, 41st Floor, Chicago, Illinois            60611
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         (Address of principal executive offices)                 (Zip Code)

                                 (312) 266-9300
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

On September 11, 2002, Donald A. King, Jr., member of the Board of Trustees of Cabot Industrial Trust, the general partner of Cabot Industrial Properties, L.P., tendered his resignation to the Board of Trustees of Cabot Industrial Trust, effective September 11, 2002. On September 23, 2002, the Board appointed Daniel S. Weaver to fill the vacancy created by the such resignation.


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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CABOT INDUSTRIAL PROPERTIES, L.P.

                                         By:  Cabot Industrial Trust,
                                              its general partner


Dated: September 30, 2002                By: /s/ Christopher L. Hughes
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                                                 Christopher L. Hughes
                                                 Chief Financial Officer